                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date Of Report (Date Of Earliest Event Reported): April 27, 2001

                                  SYNAVANT INC.
                         -----------------------------
             (Exact name of Registrant as specified in its charter)

           DELAWARE                        0-30822               22-2940965
           --------                        -------               ----------
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
 incorporation or organization                               Identification No.)

                               3445 Peachtree Road
                                   Suite 1400
                             ATLANTA, GEORGIA 30326
                             ----------------------
          (Address of principal executive offices, including zip code)
                                 (404) 841-4000
              (Registrant's telephone number, including area code)


                                      None.
                        (Former name or Former Address if
                           Changed Since Last Report)

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ITEM 5.    OTHER EVENTS.

                  On April 27, 2001, SYNAVANT Inc. (the "Company") secured a $20.0 million revolving line of credit with Foothill Capital Corporation, a wholly-owned subsidiary of Wells Fargo & Company ("Foothill Capital"). Funds obtained under the line of credit bear interest at an annual rate equal to Wells Fargo's prime rate plus 1.0%. The line of credit matures on April 27, 2006. A copy of the Loan and Security Agreement with Foothill Capital is attached as
Exhibit 10.1 to this Current Report on Form 8-K.

                  The Company issued a press release on April 30, 2001 that discusses the credit facility. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)    EXHIBITS

           10.1 Loan and Security Agreement dated April 27, 2001 by and among SYNAVANT Inc., Foothill Capital Corporation, and certain wholly-owned subsidiaries of SYNAVANT Inc.
           99.1   Press Release dated April 30, 2001.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SYNAVANT INC.



Date:  May 7, 2001                          /s/ Craig S. Kussman
                                            ------------------------------------
                                            Craig S. Kussman
                                            Executive Vice President and Chief
                                            Financial Officer